AMENDED PROMISSORY NOTE

FOR VALUE RECEIVED, NORTHCUT REFINING LLC, a Wyoming limited liability company, executed and delivered a Promissory Note dated December 7, 2007, in the original principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000) payable to the order of PRIVATE CAPITAL GROUP, INC., a Utah corporation, as servicing agent for loan Participants.  The Borrower, NorthCut Refining, LLC, has requested an additional advance of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) above the amount of the original Promissory Note.  Therefore, as an amendment to and not in payment of or substitution of the original Promissory Note, Borrower amends the Promissory Note to state as follows:

PROMISSORY NOTE

$12,700,000

Dated as of September 7, 2007

Amended as of April 29, 2008

FOR VALUE RECEIVED, NORTHCUT REFINING, LLC, a Wyoming limited liability company (“Borrower,” whether one or more) hereby promises to pay to the order of PRIVATE CAPITAL GROUP, INC., a Utah corporation, as servicing agent for loan Participants (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 486 West 50th North, American Fork, UT  84003 in the principal sum of TWELVE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($12,700,000) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1.

Payment Schedule and Maturity Date.  The entire unpaid principal balance of this Note and all accrued but unpaid interest, costs and fees shall be due and payable in full on August 1, 2009 (the “Maturity Date”), the final maturity of this Note.  Borrower shall have no obligation under this Note to pay Lender accrued but unpaid interest until February 1, 2008.  Effective February 1, 2008, Borrower shall pay Lender all accrued but unpaid interest accumulated and unpaid as of January 31, 2008 in six (6) equal monthly payments on the first day of February, 2008, and on the first day of the next succeeding five (5) months.  Additionally, commencing on March 1, 2008 and on the first day of each month thereafter, Borrower shall also pay Lender all other accrued but unpaid interest one (1) month in arrears.  No principal need be paid on this Promissory Note until the Maturity Date.  Borrower may apply for an extension of time to begin paying accrued but unpaid interest from February 1, 2008 to August 1, 2008 by making written application to Lender which is accompanied by written evidence demonstrating Borrower used its best efforts but was unable to obtain an operating line of credit in the sum of not less than Seven Million Five Hundred Thousand Dollars ($7,500,000).  Upon application

Lender may, at its discretion, extend the time and the terms for payment of accumulated but unpaid interest.

2.

Security; Loan Documents.  The security for this Note includes an existing gas refinery and an oil refinery to be built (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Deed of Trust”) dated September 7, 2007 from Borrower to Lender, covering certain property in Converse County, Wyoming, described therein (the “Property”).  This Note, the Deed of Trust, the Construction Loan Agreement between Borrower and Lender of even date herewith (the “Loan Agreement”) and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

3.

Interest Rate.  Interest shall accrue on the principal balance at the rate of twenty-four percent (24%) per annum.  The interest shall be calculated daily on the basis of a three hundred sixty (360) day year for all amounts outstanding but, in any case, shall be computed on the actual number of days in the period for which interest is charged, which period shall consist of three hundred sixty-five (365) or three hundred sixty-six (366) days on an annual basis.  If any payment of interest under this Promissory Note would otherwise be due on a day which is not a business day, the payment instead shall be due on the next succeeding business day, and such extension of time shall be included in computing the interest due in respect of said payment.  After notice has been given that a Default has occurred under this Promissory Note or the Construction Loan Agreement, the Deed of Trust or any of the Loan Documents, and the failure of Borrower to timely cure the Default, the interest rate payable hereunder, both before and after judgment and in any bankruptcy proceeding, shall be at the rate of thirty-six percent (36%) per annum until paid.

4.

Prepayment.  This Promissory Note may be prepaid at any time without penalty.

5.

Late Charges.  If Borrower shall fail to make any payment under the terms of this Note within five (5) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of such payment.  Such five (5) day period shall not be construed as in any way extending the due date of any payment.  The “late charge” is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any fees and charges of any agents or attorneys which Lender may employ upon the occurrence of a Default (hereinafter defined) hereunder, whether authorized herein or by law.

6.

Certain Provisions Regarding Payments.  All payments made as scheduled on this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, unpaid principal, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion.  All permitted prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal installments, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, including but not limited to application to principal installments in inverse order of maturity.  Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by Lender shall be applied, to the extent thereof, to the indebtedness secured by the Deed of Trust in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way excuse the existence of a Default.

7.

Defaults.

(a)

It shall be a default (“Default”) under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Deed of Trust or any other Loan Document.  Upon the occurrence of a Default, Lender shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

(b)

All of the rights, remedies, powers and privileges (together, “Rights”) of Lender provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c)

If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

8.

Commercial Purpose.  Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization.  Borrower further warrants that all of the proceeds of this Note shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

9.

WAIVER OF JURY TRIAL.  BORROWER WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL,

OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

10.

Service of Process.  Borrower hereby irrevocably designates and appoints Tim Williams, whose address is 160 West Canyon Crest, Alpine, Utah, 84004, as Borrower’s authorized agent to accept and acknowledge on Borrower’s behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Utah or Wyoming.  If such agent shall cease so to act, Borrower shall irrevocably designate and appoint without delay another such agent in the State of Utah satisfactory to Lender and shall promptly deliver to Lender evidence in writing of such agent’s acceptance of such appointment and its agreement that such appointment shall be irrevocable.

Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon the agent hereby designated and appointed by Borrower as Borrower’s agent for service of process.  Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

11.

Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.  As further provided in the Loan Agreement, Lender may, at any time, sell, transfer, or assign this Note, the Deed of Trust and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement.

12.

General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Utah or Wyoming, and venue in any city or county in those states for the enforcement of any and all obligations under this Note and the Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Lender is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Loan, including, without limitation, any security for this Note and credit or other information on Borrower, any of its principals and any guarantor of this Note, to any actual or prospective assignee or participant with respect to the Loan, to any of Lender’s affiliates, to any regulatory body having jurisdiction over Lender, and to any other parties as necessary or appropriate in Lender’s reasonable judgment, as further provided in the Loan Agreement.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY UTAH LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

13.

Notices; Time.  All notices, requests, consents, approvals or demands (collectively, “Notice”) required or permitted by this Note to be given by any party to any other party hereunder shall, unless specified otherwise, be in writing (including facsimile (fax) transmission) and shall be given to such party at its address or fax number set forth on the signature pages hereof, or such other address or fax number as such party may hereafter specify for the purpose by Notice to the other party.  Each such Notice shall be effective when actually received by the addressee or when the attempted initial delivery is refused or when it cannot be made because of a change of address of which the sending party has not been notified; provided, that notices to Lender and notices of changed address or fax number, shall not be effective until received.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

BORROWER: NORTHCUT REFINING, LLC, a Wyoming limited liability company By: Name: Title:

ACCEPTANCE OF AMENDMENT

The undersigned, Private Capital Group, Inc., a Utah corporation, accepts the above Amended Promissory Note.

PRIVATE CAPITAL GROUP, INC., a Utah corporation By: Jared L. Lucero Its: